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                    U. S. Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                January 25, 2002
                Date of Report (Date of earliest event reported)

                         Commission File Number: 0-22271

                      CFI, MORTGAGE, INC. AND SUBSIDIARIES
             (Exact name of registrant as specified in its charter)

       Delaware                                            65-0127741
(State or other jurisdiction of           (IRS Employer Identification Number)
incorporation  or organization)

  601 Cleveland Street, Suite 500,
     Clearwater, Florida, 33755                          (727) 674-1010
(Address of principal executive offices)       (Registrant's telephone number
                                                    including  area code)


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Item 5. Other material events.

         On January 17, 2002, the registrant's wholly owned subsidiary; Inventek, D/B/A Surfside Software Systems, Inc. filed for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the Bankruptcy Court for the Middle District of Florida, Tampa Division, case no. 02-00977-8B1.


                                   SIGNATURES

In accordance with all the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CFI Mortgage, Inc. and Subsidiaries
-----------------------------------
           (Registrant)

                                     President &
1/25/02       Steve Williams    Duly Authorized Officer     Steve Williams
-------     -----------------   -----------------------   -------------------
 Date          Print Name                Title                 Signature


                                  Chief Financial Officer
1/25/02      Daniel M. Brown    Principal Accounting Officer   Daniel M. Brown
-------     -----------------   ----------------------------   ----------------
 Date          Print Name                Title                   Signature